                                                                  EXHIBIT 3.B(1)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report included in this Amendment No. 21 to Form S-6 of the registration statement on Form N-8B-2 for Summit Investors Plans of our report dated February 9, 1998, on A I M Distributors, Inc. financial statements for the year ended December 31, 1997.


                                                  /S/ ARTHUR ANDERSEN LLP
                                                      ARTHUR ANDERSEN LLP

Houston, Texas
February 27, 1998